UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014
____________________
RAPTOR PHARMACEUTICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25571 (Commission File Number)	86-0883978 (IRS Employer Identification Number)

5 Hamilton Landing, Suite 160
Novato, California 94949
 (Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (415) 408-6200
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                          Changes in Registrant's Certifying Accountant.
On January 15, 2014, the Audit Committee of the Board of Directors (the "Audit Committee") of Raptor Pharmaceutical Corp. (the "Company") replaced Burr Pilger Mayer, Inc. ("BPM") as the Company's independent registered public accounting firm.
None of BPM's reports on the Company's consolidated financial statements for the four-month transition period ended December 31, 2012 and for the fiscal years ended August 31, 2012 and 2011 or BPM's audit reports on the effectiveness of internal control over financial reporting for such periods contained an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for each of the foregoing periods include an explanatory paragraph regarding uncertainty about the Company's ability to continue as a going concern. During the four-month transition period ended December 31, 2012 and for the fiscal years ended August 31, 2012 and 2011 and through January 15, 2014, there were no disagreements (as referred to in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with BPM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company's consolidated financial statements. During the four-month transition period ended December 31, 2012 and for the fiscal years ended August 31, 2012 and 2011 and through January 15, 2014, there were no reportable events (as referred to in Item 304(a)(1)(v) of Regulation S-K).
At the Company's request, BPM provided a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of BPM's letter, dated January 22, 2014, is attached as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In connection with the matters discussed in Item 5 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, the Audit Committee conducted a competitive process to select a firm to replace BPM and to serve as the Company's independent registered public accounting firm for the year ending December 31, 2013 and to re-audit the four-month transition period ended December 31, 2012. Upon the conclusion of such process, the Audit Committee approved the engagement of Grant Thornton LLP ("Grant Thornton") to replace BPM as the Company's independent registered public accounting firm and, on January 22, 2014, the Audit Committee engaged Grant Thornton as the Company's independent registered public accounting firm.
During the four-month transition period ended December 31, 2012 and for the fiscal years ended August 31, 2012 and 2011, and through January 22, 2014, neither the Company nor anyone on its behalf has consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was the subject of a disagreement (as referred to in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as referred to in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01                          Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit No.	Description
16.1	Letter to the U.S. Securities and Exchange Commission, dated January 22, 2014, from Burr Pilger Mayer, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2014	RAPTOR PHARMACEUTICAL CORP.

By:             /s/ Georgia Erbez
Name:  Georgia Erbez
Title:	Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Exhibit Description
16.1	Letter to the U.S. Securities and Exchange Commission, dated January 22, 2014, from Burr Pilger Mayer, Inc.